UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 60th Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On March 15, 2023, UiPath, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal fourth quarter and full year fiscal 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On March 15, 2023, the Company announced that Chris Weber is stepping down as the Company’s Chief Business Officer. Mr Weber will assist with the transition through April 30, 2023, the end of our first fiscal quarter 2024.
Robert Enslin, the Company’s Co-Chief Executive Officer (“Co-CEO”) since May 2022, will assume leadership of the go-to-market strategy and execution, in addition to his existing Co-CEO responsibilities. This change will streamline our management structure and increase organizational agility and efficiency while elevating the voice of the customer. Prior to joining the Company, Mr. Enslin, age 60, most recently served as President, Cloud Sales at Google. He joined Google in April 2019. Prior to that, he spent 27 years at SAP, most recently as President of its Cloud Business Group and as an executive board member. There are no arrangements or understandings between Mr. Enslin and any other persons pursuant to which he was selected as an executive officer or director, and he has no family relationship with any of the Company’s directors or executive officers. Mr. Enslin does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his departure from the Company, in consideration of his assistance with the transition and in exchange for a customary release, Mr. Weber will receive a lump sum payment of $250,000 and accelerated vesting of 76,024 restricted stock units, less applicable taxes, payroll deductions, and all required withholdings.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated March 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UiPath, Inc.

By:	/s/ Brad Brubaker
Chief Legal Officer and Secretary

Date:	March 15, 2023